UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2007
Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 East Hanes Mill Road		27105
Winston-Salem, NC		(Zip Code)
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (336) 519-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01	Financial Statements and Exhibits.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 25, 2007, Lee A. Chaden, Executive Chairman of Hanesbrands Inc. (“Hanesbrands”) and a member of its Board of Directors, informed the Board of Directors that he will retire from his position as Executive Chairman effective December 29, 2007. Mr. Chaden will continue to serve as a member of the Board of Directors and as non-executive Chairman of the Board of Directors. The press release issued by Hanesbrands regarding this announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 25, 2007, Hanesbrands’ Board of Directors adopted amendments to Hanesbrands’ Amended and Restated Bylaws (the “Bylaws”). The amendments change the timing of Hanesbrands’ annual meeting of stockholders and the deadline for stockholders to notify Hanesbrands of matters to be brought before Hanesbrands’ first annual meeting of stockholders. The Board of Directors determined that these changes were in the best interests of Hanesbrands as a result of its previously announced change of fiscal year end from the Saturday closest to June 30 to the Saturday closest to December 31.
     With regard to the timing of Hanesbrands’ annual meeting of stockholders, the Board of Directors amended Section 2 of Article II of the Bylaws to provide that the annual meeting of stockholders shall be held during the month of April in each year, commencing in April 2008, at such specific date and time set by the Board of Directors. Prior to the amendment, Section 2 of Article II provided that such meeting would be held during the month of October in each year, commencing in October 2007.
     The Board of Directors made a conforming change to Section 11(a)(2) of Article II of the Bylaws, which prescribes the process to be followed by stockholders who wish to bring nominations or other business before an annual meeting of stockholders. To conform to the change of the month in which the first annual meeting of stockholders will be held, the Board of Directors amended Section 11(a)(2) to require that, to be timely, a stockholder notify Hanesbrands of a matter to be brought before the first annual meeting no earlier than November 2, 2007 but no later than 5:00 p.m., Eastern Time, on December 3, 2007.
     The descriptions contained herein of the amendments to the Bylaws are qualified in their entirety by reference to the full text of the Bylaws as restated to give effect to the foregoing amendments, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits

Exhibit 3.1	Amended and Restated Bylaws of Hanesbrands Inc.
Exhibit 99.1	Press release dated September 27, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 27, 2007		HANESBRANDS INC.

	By:	/s/ Joia M. Johnson

Joia M. Johnson Executive Vice President, General Counsel and Corporate Secretary

Exhibits

3.1	Amended and Restated Bylaws of Hanesbrands Inc.
99.1	Press release dated September 27, 2007